EXHIBIT 99.4

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

WaMu Mortgage Pass-Through Certificates
Series 2005-AR1
Mortgage Loans
Preliminary Collateral Information As of January 1, 2005

		Minimum	Maximum
Scheduled Principal Balance	$2,923,800,033	$75,886	$2,500,000
Average Scheduled Principal Balance	$546,505
Number of Mortgage Loans	5,350

Weighted Average Gross Coupon	4.047%	3.677%	4.947%
Weighted Average FICO Score	726	620	849
Weighted Average Combined Original LTV	69.45%	7.50%	100.00%

Weighted Average Original Term	369 months	180 months	480 months
Weighted Average Stated Remaining Term	366 months	176 months	479 months
Weighted Average Seasoning	2 months	1 months	9 months

Weighted Average Gross Margin	2.370%	2.000%	3.270%
Weighted Average Minimum Interest Rate	2.370%	2.000%	3.270%
Weighted Average Maximum Interest Rate	9.953%	9.700%	10.950%

Weighted Average Months to Roll	1 months	1 months	1 months

Weighted Average Neg Am Limit	124	110	125
Weighted Average Payment Cap	7.50%	7.50	7.50
Weighted Average Recast	60	60	60

Maturity Date		Sep 1 2019	Dec 1 2044
Maximum Zip Code Concentration	0.75%	94010

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

ARM	100.00%

Monthly MTA	100.00%

Not Interest Only	100.00%

Prepay Penalty: 12 months	83.51%
Prepay Penalty: 0 months	12.30%
Prepay Penalty: 36 months	4.19%

1st Trust Deed	100.00%

Reduced Documentation	70.27%
Full Documentation	29.73%

Cash Out Refinance	48.09%
Purchase	39.84%
Rate/Term Refinance	12.03%
Refi - Prop Improvement	0.04%

Single Family	89.57%
Condominium	9.13%
Two-Four Family	1.23%
Townhouse	0.05%
Co-op	0.02%

Primary	92.93%
Second Home	6.70%
Investor	0.37%

Top 5 States:
California	73.00%
Florida	4.15%
New York	3.48%
New Jersey	2.25%
Massachusetts	2.16%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
50,000.01 - 100,000.00	2	167,813.91	0.01%	3.914	352	78.98	780
100,000.01 - 150,000.00	3	432,626.02	0.01%	4.008	356	73.38	735
150,000.01 - 200,000.00	1	192,684.30	0.01%	3.877	351	68.18	780
200,000.01 - 250,000.00	2	471,364.97	0.02%	4.027	355	90.49	740
250,000.01 - 300,000.00	3	843,203.30	0.03%	4.027	356	72.25	692
300,000.01 - 350,000.00	6	1,979,275.61	0.07%	4.061	375	71.17	736
350,000.01 - 400,000.00	1,007	385,483,935.23	13.18%	4.066	365	70.96	725
400,000.01 - 450,000.00	942	402,641,199.11	13.77%	4.051	366	71.49	726
450,000.01 - 500,000.00	862	411,912,420.90	14.09%	4.052	368	72.16	727
500,000.01 - 550,000.00	627	329,852,928.45	11.28%	4.044	365	72.84	724
550,000.01 - 600,000.00	521	301,008,483.38	10.30%	4.045	368	72.67	726
600,000.01 - 650,000.00	482	304,595,395.96	10.42%	4.042	365	73.04	722
650,000.01 - 700,000.00	271	184,242,198.80	6.30%	4.045	367	69.64	728
700,000.01 - 750,000.00	233	169,664,231.39	5.80%	4.028	363	71.84	722
750,000.01 - 800,000.00	45	35,359,116.01	1.21%	4.032	361	52.82	736
800,000.01 - 850,000.00	30	25,080,525.48	0.86%	4.050	378	53.99	739
850,000.01 - 900,000.00	30	26,597,765.56	0.91%	4.037	366	55.15	734
900,000.01 - 950,000.00	31	28,800,409.92	0.99%	4.050	358	52.42	733
950,000.01 - 1,000,000.00	68	67,347,746.70	2.30%	4.042	369	53.19	731
1,000,000.01+	184	247,126,707.54	8.45%	4.035	371	56.39	728
Total	5,350	2,923,800,032.54	100.00%	4.047	366	69.45	726

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
3.500 - 3.999	513	290,671,534.21	9.94%	3.836	366	69.24	726
4.000 - 4.499	4,809	2,618,769,632.36	89.57%	4.067	367	69.53	726
4.500 - 4.999	28	14,358,865.97	0.49%	4.656	371	58.15	774
Total	5,350	2,923,800,032.54	100.00%	4.047	366	69.45	726

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
620-639	148	76,658,344.91	2.62%	4.028	363	75.72	631
640-659	209	108,733,278.70	3.72%	4.041	365	75.59	649
660-679	209	106,814,471.82	3.65%	4.051	368	77.07	670
680-699	960	543,570,325.12	18.59%	4.044	365	69.59	689
700-719	902	486,333,368.72	16.63%	4.045	365	70.42	710
720-739	770	420,885,356.06	14.40%	4.041	370	69.73	729
740-759	814	441,622,609.32	15.10%	4.045	366	68.77	750
760-779	763	430,072,591.83	14.71%	4.058	366	66.62	769
780-799	487	261,406,888.18	8.94%	4.067	368	65.74	788
800+	62	32,942,099.13	1.13%	4.108	369	64.78	807
None	26	14,760,698.75	0.50%	3.782	369	69.89	0
Total	5,350	2,923,800,032.54	100.00%	4.047	366	69.45	726

Combined Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01- 49.99	368	234,666,156.39	8.03%	4.052	365	40.46	743
50.00- 54.99	245	158,444,676.29	5.42%	4.054	369	52.47	734
55.00- 59.99	311	204,287,581.11	6.99%	4.048	366	57.64	733
60.00- 64.99	432	286,156,227.98	9.79%	4.045	370	62.55	734
65.00- 69.99	477	267,389,880.87	9.15%	4.073	365	67.09	731
70.00- 74.99	661	337,255,275.51	11.53%	4.048	366	72.48	726
75.00- 79.99	1,010	519,302,486.10	17.76%	4.044	366	76.44	720
80.00	1,798	894,728,070.39	30.60%	4.039	366	80.00	719
80.01- 84.99	8	3,607,584.35	0.12%	4.207	355	82.68	689
85.00- 89.99	17	7,418,870.22	0.25%	4.024	357	88.21	712
90.00- 94.99	21	9,883,415.72	0.34%	4.022	357	90.15	674
95.00- 99.99	1	412,500.00	0.01%	4.027	358	98.21	687
100.00	1	247,307.61	0.01%	4.027	355	100.00	745
Total	5,350	2,923,800,032.54	100.00%	4.047	366	69.45	726

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
180	2	886,603.13	0.03%	4.108	176	73.09	694
360	4,973	2,712,710,433.75	92.78%	4.043	358	69.46	726
480	375	210,202,995.66	7.19%	4.099	478	69.26	730
Total	5,350	2,923,800,032.54	100.00%	4.047	366	69.45	726

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
121-180	2	886,603.13	0.03%	4.108	176	73.09	694
301-354	87	45,734,522.30	1.56%	4.150	354	73.39	733
355-357	1,060	558,395,992.85	19.10%	4.145	356	70.57	726
358-360	3,826	2,108,579,918.60	72.12%	4.014	359	69.08	725
361+	375	210,202,995.66	7.19%	4.099	478	69.26	730
Total	5,350	2,923,800,032.54	100.00%	4.047	366	69.45	726

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
ARM	5,350	2,923,800,032.54	100.00%	4.047	366	69.45	726
Total	5,350	2,923,800,032.54	100.00%	4.047	366	69.45	726

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Monthly MTA	5,350	2,923,800,032.54	100.00%	4.047	366	69.45	726
Total	5,350	2,923,800,032.54	100.00%	4.047	366	69.45	726

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Prepay Penalty: 0 months	631	359,634,760.81	12.30%	3.913	365	69.10	727
Prepay Penalty: 12 months	4,475	2,441,757,820.73	83.51%	4.057	367	69.54	725
Prepay Penalty: 36 months	244	122,407,451.00	4.19%	4.240	362	68.61	734
Total	5,350	2,923,800,032.54	100.00%	4.047	366	69.45	726

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1st Trust Deed	5,350	2,923,800,032.54	100.00%	4.047	366	69.45	726
Total	5,350	2,923,800,032.54	100.00%	4.047	366	69.45	726

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Reduced Documentation	3,672	2,054,644,573.52	70.27%	4.052	367	66.91	734
Full Documentation	1,678	869,155,459.02	29.73%	4.035	366	75.45	706
Total	5,350	2,923,800,032.54	100.00%	4.047	366	69.45	726

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Cash Out Refinance	2,499	1,406,007,060.00	48.09%	4.056	368	65.98	724
Purchase	2,239	1,164,897,321.41	39.84%	4.036	365	75.52	729
Rate/Term Refinance	609	351,616,842.44	12.03%	4.049	366	63.20	725
Refi - Prop Improvement	3	1,278,808.69	0.04%	4.040	357	64.34	722
Total	5,350	2,923,800,032.54	100.00%	4.047	366	69.45	726

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Single Family	4,749	2,618,905,968.55	89.57%	4.048	366	69.12	726
Condominium	538	266,898,199.35	9.13%	4.046	367	73.39	728
Two-Four Family	59	36,022,989.78	1.23%	4.032	362	64.23	729
Townhouse	3	1,343,539.87	0.05%	4.041	357	60.08	749
Co-op	1	629,334.99	0.02%	4.127	355	70.00	741
Total	5,350	2,923,800,032.54	100.00%	4.047	366	69.45	726

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Primary	4,953	2,717,041,503.57	92.93%	4.046	367	69.49	725
Second Home	369	196,018,777.42	6.70%	4.047	365	69.21	738
Investor	28	10,739,751.55	0.37%	4.365	362	62.26	734
Total	5,350	2,923,800,032.54	100.00%	4.047	366	69.45	726

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Arizona	57	31,440,493.70	1.08%	4.039	366	71.92	720
California	3,910	2,134,501,542.04	73.00%	4.050	368	69.11	726
Colorado	72	36,810,519.76	1.26%	4.066	362	68.75	722
Connecticut	73	43,086,415.88	1.47%	4.039	358	65.59	727
Delaware	5	2,093,565.68	0.07%	4.043	358	69.58	770
District of Columbia	24	14,555,697.96	0.50%	4.038	369	68.90	726
Florida	216	121,260,018.97	4.15%	4.059	366	70.55	726
Georgia	9	3,889,194.43	0.13%	4.076	359	73.48	726
Idaho	4	1,863,899.33	0.06%	4.107	358	74.13	715
Illinois	79	38,868,439.56	1.33%	4.049	359	73.34	717
Indiana	3	1,548,153.79	0.05%	3.949	358	77.92	723
Maryland	68	38,205,819.77	1.31%	4.053	363	68.56	725
Massachusetts	104	63,046,346.23	2.16%	4.041	360	66.53	730
Michigan	28	13,603,753.63	0.47%	4.070	364	75.55	722
Minnesota	7	3,623,101.84	0.12%	4.048	358	75.37	728
Missouri	1	950,062.00	0.03%	3.827	356	57.62	754
Nevada	56	31,266,634.00	1.07%	4.012	363	73.84	718
New Hampshire	7	3,573,337.77	0.12%	4.015	358	70.93	727
New Jersey	124	65,698,989.39	2.25%	4.050	362	71.44	729
New York	180	101,714,529.23	3.48%	4.020	361	68.51	735
North Carolina	17	9,954,181.37	0.34%	4.038	362	68.86	730
Ohio	6	2,590,612.77	0.09%	4.054	356	80.00	693
Oregon	20	10,149,954.49	0.35%	4.075	364	71.93	727
Pennsylvania	19	9,798,053.93	0.34%	4.021	364	77.07	704
Rhode Island	8	4,872,261.43	0.17%	4.056	357	60.39	703
South Carolina	13	8,883,207.00	0.30%	4.048	376	63.12	743
Texas	17	8,536,391.56	0.29%	3.937	364	73.28	735
Utah	5	3,119,087.07	0.11%	4.036	379	71.87	715
Virginia	89	49,454,769.12	1.69%	4.003	361	72.18	724
Washington	125	61,621,634.71	2.11%	4.028	361	73.81	730
Wisconsin	4	3,219,364.13	0.11%	4.026	358	66.70	715
Total	5,350	2,923,800,032.54	100.00%	4.047	366	69.45	726

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
2.000 - 2.499	4,933	2,711,259,796.25	92.73%	4.027	366	69.83	725
2.500 - 2.999	409	208,460,542.12	7.13%	4.300	365	64.76	742
3.000 - 3.499	8	4,079,694.17	0.14%	4.795	410	54.01	773
Total	5,350	2,923,800,032.54	100.00%	4.047	366	69.45	726

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
2.000 - 2.499	4,933	2,711,259,796.25	92.73%	4.027	366	69.83	725
2.500 - 2.999	409	208,460,542.12	7.13%	4.300	365	64.76	742
3.000 - 3.499	8	4,079,694.17	0.14%	4.795	410	54.01	773
Total	5,350	2,923,800,032.54	100.00%	4.047	366	69.45	726

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
9.500 - 9.999	5,281	2,884,340,024.12	98.65%	4.045	367	69.47	726
10.000 -10.499	68	38,512,272.33	1.32%	4.198	359	68.04	725
10.500 -10.999	1	947,736.09	0.03%	4.027	357	52.78	688
Total	5,350	2,923,800,032.54	100.00%	4.047	366	69.45	726

Neg Amort Limit	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
110.000	235	128,674,955.07	4.40%	4.022	362	69.09	734
125.000	5,115	2,795,125,077.47	95.60%	4.048	367	69.46	726
Total	5,350	2,923,800,032.54	100.00%	4.047	366	69.45	726